Exhibit 99.2

CHIPPAC, INC.

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Dennis P. McKenna, in my capacity as Chief Executive Officer of ChipPAC, Inc., a Delaware corporation (“ChipPAC”), and in connection with the Annual Report on Form 10-K filed by ChipPAC with the Securities and Exchange Commission on March 31, 2003 (the “Report”), hereby certify that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ChipPAC.

IN WITNESS WHEREOF, the undersigned has executed this CEO Certification as of the 31st day of March, 2003.

/s/ DENNIS P. MCKENNA
Dennis P. McKenna Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to ChipPAC, Inc. and will be retained by ChipPAC, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.